Supplemental Presentation Materials Second Quarter 2011 Financial Review and Analysis (preliminary, unaudited) July 26, 2011

Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to the following: fluctuations in demand affecting sales to customers; the financial condition and inventory strategies of customers; changes in customer order patterns; worldwide and local economic conditions;
fluctuations in cost and availability of raw materials; ability of the Company to generate sustained productivity improvement; ability of the Company to achieve and sustain targeted cost reductions; impact of competitive products and pricing; loss of significant contract(s) or customer(s); collection of receivables from customers; selling prices;
business mix shift; changes in tax laws and regulations; outcome of tax audits; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; integration of acquisitions and execution of divestitures; customer and supplier concentrations;
successful implementation of new manufacturing technologies and installation of manufacturing equipment;
disruptions in information technology systems; successful installation of new or upgraded information technology systems; volatility of financial markets; impairment of capitalized assets, including goodwill and other intangibles;
credit risks; ability of the Company to obtain adequate financing arrangements and maintain access to capital;
fluctuations in interest and tax rates; fluctuations in pension, insurance and employee benefit costs; impact of legal and regulatory proceedings, including with respect to environmental, health and safety; changes in governmental laws and regulations; changes in political conditions; impact of epidemiological events on the economy and the Company's customers and suppliers; acts of war, terrorism, and natural disasters; and other factors.
The Company believes that the most significant risk factors that could affect its financial performance in the near-term include (1) economic conditions on underlying demand for the Company's products; (2) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume; (3) competitors' actions, including pricing, expansion in key markets, and product offerings; and (4) tax laws, regulations, and audits throughout the world.
For a more detailed discussion of these and other factors, see “Risk Factors” and “Management’s Discussion and
Analysis of Results of Operations and Financial Condition” in the Company’s 2010 Form 10-K, filed on February 28,
2011 with the Securities and Exchange Commission, and subsequent quarterly reports on Form 10-Q. The forward-
looking statements included in this document are made only as of the date of this document, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Use of Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures as defined by SEC rules. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included with the financial schedules accompanying the earnings news release for the quarter, along with certain supplemental analysis provided in this document. (See Attachments A-2 through A-5 to Exhibit 99.1, news release dated July 26, 2011.)
The Company’s non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions.  The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it difficult to assess the underlying performance of the Company in a single period.  By excluding certain accounting effects, both positive and negative, of certain items (e.g. restructuring costs, asset impairments, legal settlements, certain effects of strategic transactions and related costs, loss from debt extinguishments, loss from curtailment and settlement of pension obligations, gains or losses on sale of certain assets and other items) from certain of the Company’s GAAP financial measures, the Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company’s core or underlying operating results and liquidity measures.  These non-GAAP financial measures are used internally to evaluate trends in the Company’s underlying business, as well as to facilitate comparison to the results of competitors for a single period. While some of the items the Company excludes from GAAP financial measures recur, these items tend to be disparate in amount, frequency and timing.  The Company adjusted the estimated GAAP tax rate to exclude the full year estimated tax effect of restructuring costs and other items to determine its adjusted non-GAAP tax rate to derive non-GAAP net income.  (See
Attachment A-2 to Exhibit 99.1 for a discussion of limitations associated with the use of these non-GAAP financial measures.)
The Company uses the following non-GAAP financial measures in this presentation:
•
Organic sales change
refers to the increase or decrease in sales excluding the estimated impact of currency translation;
•
Operating margin (non-GAAP)
refers to earnings before taxes and interest expense, excluding restructuring costs and other items, as a percentage of sales;
•
Adjusted (non-GAAP) EPS
refers to as reported net income per common share, assuming dilution, adjusted for the full year estimated tax effect of restructuring costs and other items; and
•
Free cash flow
refers to cash flow from operations, less net payments for property, plant, and equipment, software and other deferred charges, plus net proceeds from sale (purchase) of investments. Free cash flow excludes mandatory debt service requirements and other uses of cash that do not directly or immediately support the underlying business (such as discretionary debt reductions, dividends, share repurchases, acquisitions, etc.).
This document has been furnished (not filed) under Form 8-K with the SEC and may be found at the Company’s web site at
www.investors.averydennison.com.

•
Rapid change in sales trend in the second quarter
» Consolidated unit volume down approx. 5% (vs. ~ 3.5% increase in 1Q)
due principally to lower than expected market demand in PSM and RBIS
» OCP sales declined as expected
•
As expected, pricing and cost reduction actions offset inflation vs. same period last year
•
Margins negatively impacted by reduced fixed cost leverage, partially offset by lower employee-related costs
•
Year-to-date free cash flow declined significantly due to lower operating results
Overview: 2Q Results
Second Quarter 2011 Financial Review and Analysis July 26, 2011

•
Full year guidance reflects recent trends and uncertain macro environment
•
Primary driver of reduced earnings guidance is lower volume expectation
» High end of guidance range assumes modest improvement in 2H relative to 2Q trend
» Low end of guidance range assumes 2Q trend continues into 3Q, with modest improvement in 4Q
•
Raw material costs remain high
•
Accelerating cost reduction actions
•
Full year free cash flow expectation decreased due to lower operating results
•
Remain committed to maintaining a strong balance sheet and increasing return of cash to shareholders
Overview: 2011 Outlook
Second Quarter 2011 Financial Review and Analysis

July 26, 2011

2Q P&L Summary

Second Quarter 2011 Financial Review and Analysis
•
Net sales grew approx. 3% on a reported basis (down approx. 2% before the benefit of currency translation)
•
Operating margin (non-GAAP) declined 80 basis points to 8.2%
•
Interest expense down $3.4 mil. vs. prior year
•
Effective GAAP tax rate of 34%
» Year-to-date adjusted tax rate increased from 23% to 29%, reflecting geographic income mix and reduced benefit from discrete tax events
•
Reported EPS of $0.69
•
Adjusted EPS of $0.78
July 26, 2011

Sales Trend Analysis
Reported Sales Change            15.4%         5.9%         7.6% 6.7%            2.7%
2Q10 3Q10
4Q10
Organic Sales Change 14.1%        8.3%          9.0%          6.5%      (1.9%)
Currency                                      1.3%        (2.4%) (1.4%)        0.2%            4.6%
1Q11
2Q11

Second Quarter 2011 Financial Review and Analysis July 26, 2011

Gross Profit Margin (total Company) 27.3% 29.2% 27.4%
Operating Margin (non-GAAP):
Pressure-sensitive Materials 9.4%         9.6%        9.1%
Retail Branding and Information Solutions 7.4% 8.8%        3.3%
Office and Consumer Products 10.9% 15.9%        1.0%
Other specialty converting businesses 4.0%          3.1% (0.1%)
Total Company 8.2%          9.0% 5.4%
2Q11 2Q10 1Q11
Margin Analysis

Second Quarter 2011 Financial Review and Analysis July 26, 2011

Key Factors Impacting 2Q Margin
•
Gross profit margin declined 190 basis points vs. prior year as the impact of lower volume was partially offset by the benefit of productivity actions
» Inflation largely offset by pricing
•
Marketing, general and administrative (MG&A) expense ratio declined 110 basis points compared to prior year
» MG&A expense decreased approx. $9 mil. compared to prior year due primarily to lower employee-related costs, partially offset by currency translation and other items

Second Quarter 2011 Financial Review and Analysis July 26, 2011

2Q Segment Overview
PRESSURE-SENSITIVE MATERIALS
•
Reported sales of $985 mil., up 7% compared with prior year
» Sales flat to prior year on organic basis
•
Label and Packaging Materials sales essentially unchanged on organic basis, as volume decline was offset by pricing actions
•
Graphics and Reflective Solutions sales grew at a mid single-digit rate on organic basis
•
Operating margin (non-GAAP) decreased slightly compared to prior year as the impact of lower volume was mostly offset by the benefit of productivity initiatives and lower employee-related costs
» Price and inflation gap narrowed compared to 1Q

Second Quarter 2011 Financial Review and Analysis July 26, 2011

2Q Segment Overview (continued)
RETAIL BRANDING AND INFORMATION SOLUTIONS
•
Reported sales of $396 mil., down 4% compared with prior year
» Sales down 6% on organic basis
•
Operating margin (non-GAAP) decreased by 140 basis points to 7.4% driven by the impact of lower volume, partially offset by lower employee-related costs and the benefit of productivity initiatives
OFFICE AND CONSUMER PRODUCTS
•
Reported sales of $204 mil., down 2% compared with prior year
» Sales down 5% on organic basis
•
Operating margin (non-GAAP) declined to 10.9% due primarily to the effects of lower volume and raw material inflation, partially offset by the benefit of productivity initiatives

Second Quarter 2011 Financial Review and Analysis July 26, 2011

OTHER SPECIALTY CONVERTING BUSINESSES
•
Reported sales of $141 mil., up 4% compared with prior year
» Sales flat to prior year on organic basis
•
Operating margin (non-GAAP) improved by 90 basis points as the impact of pricing and favorable product mix more than offset the negative impact of higher raw material costs
2Q Segment Overview (continued)

Second Quarter 2011 Financial Review and Analysis July 26, 2011

Contributing Factors to 2011

Assumptions as of 4/27/11
Assumptions as of 7/26/11
•
Organic sales growth of 1.5% to 3.5%
•
Currency translation (at June rates, represents
approx. 3% tailwind to reported sales growth;
approx. $21 mil. positive impact to EBIT vs. 2010)
•
Raw material inflation of approx. $220 mil.;
increase in inflation largely offset by additional
cost reduction initiatives and pricing actions
•
Full year OCP operating margin expected to be in
the upper single-digits
•
Increased investments in marketing, R&D, and
infrastructure (moderated due to current climate)
•
Reduction in ongoing retirement plan expenses
•
Interest expense comparable to 2010
•
Tax rate in the high-twenty percent range
•
Restructuring costs and other items of ~$30 mil.
•
Capital expenditures (including IT) of ~$150 mil.
•
Pension contributions of at least $50 mil.
Second Quarter 2011 Financial Review and Analysis
•
Organic sales growth of ~7%
•
Currency translation (at March rates, represents
approx. 3% tailwind to reported sales growth;
approx. $18 mil. positive impact to EBIT vs. 2010)
•
Raw material inflation of approx. $220 mil.;
increase in inflation largely offset by additional
cost reduction initiatives and pricing actions
•
Full year OCP operating margin expected to be in
the upper single-digits
•
Increased investments in marketing, R&D, and
infrastructure
•
Reduction in ongoing retirement plan expenses
•
Interest expense comparable to 2010
•
Tax rate in the mid-twenty percent range
•
Restructuring costs and other items of ~$20 mil.
•
Capital expenditures (including IT) of ~$175 mil.
•
Pension contributions of ~$50 mil.
July 26, 2011

2011 Earnings and Free Cash Flow Guidance
2011
Guidance
Reported (GAAP) Earnings Per Share
$2.25 - $2.55
Add Back:
Estimated Restructuring Costs and Other Items
~ $0.20
Adjusted (non-GAAP) Earnings Per Share
$2.45 - $2.75
Free Cash Flow (before dividends)
$250 - $275 mil.

Second Quarter 2011 Financial Review and Analysis July 26, 2011